UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2006

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective April 19, 2006, Mannatech entered into a one year Letter of Understanding with Dr. John Axford, who has served on its Board of Directors as an independent Director since 2002. Dr. Axford is also the Chairman of Mannatech’s Science Committee. Under the terms of the agreement, Mannatech agreed to pay Dr. Axford $1,500 a day for fees associated with speaking or acting as a Company spokesman at any of its company-sponsored events. A copy of this Agreement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Letter of Understanding Agreement between Mannatech and Dr. John Axford, dated April 19, 2006.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

/s/ Stephen D. Fenstermacher
	Name:	Stephen D. Fenstermacher
Dated: April 21, 2006	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Letter of Understanding Agreement between Mannatech and Dr. John Axford, dated April 19, 2006.

*	Filed herewith.